--------------------------------------------------------------------------------
                                  ANNUAL REPORT
-------------------------------------------------------------------------------
                                  T. Rowe Price
                              U.S. Treasury Funds
--------------------------------------------------------------------------------
                                  May 31, 1997

================================================================================
Report Highlights
--------------------------------------------------------------------------------

o Strong first quarter 1997 economic growth prompted a March decision by the Federal Reserve to raise interest rates. High-quality bond returns were lackluster.

o The U.S. Treasury Money Fund returned 2.36% and 4.74% for the 6- and 12-month periods ended May 31, 1997, respectively, outpacing its peer average by small margins.

o The U.S. Treasury Intermediate Fund finished the six-month period with a 0.53% gain and produced a 6.48% 12-month return. These returns were close to its peer average.

o The U.S. Treasury Long-Term Fund lost 2.41% for the most recent six months, below the average general U.S. Treasury fund; the 7.97% gain for the 12-month period was considerably ahead of this average.

o Interest rates may fluctuate in coming months, but the combination of moderate inflation and moderate economic growth should create a favorable environment for the bond markets over the long term.

================================================================================
Fellow Shareholders
--------------------------------------------------------------------------------

     Despite volatility surrounding a March interest rate increase, the bond markets finished the one-year period about where they began. Bond funds earned their coupons for the year, despite the rise in interest rates that depressed six-month returns. Money market funds outperformed most intermediate- and long-term high-grade bond funds in recent months, but not for the 12-month period.

MARKET ENVIRONMENT

     Over the last six months, the economy developed considerable momentum. Consumer sentiment, household spending, and employment levels surged. In the first quarter of 1997, GDP rose at a 5.8% annual rate, roughly double the economic growth trend rate since the current upturn began in 1991. Against this background, the Federal Reserve abandoned its patient wait for the economy to slow on its own, and in late March raised the target for the federal funds rate from 5.25% to 5.5%.

     [INTEREST RATE GRAPH HERE: Interest Rate LevelsNa 3-line chart showing 30-yr Treasury bond, 5-yr Treasury note and 90-day Treasury bill yields from 5/31/96 to 5/31/97.]

     This modest change was part of a larger drama, as the bond markets spent the year adjusting their interest rate expectations to developing news on inflation and the economy. For example, rates for long bonds backed up toward 7.25% in September 1996 following a period of strong economic growth, but slipped toward 6.35% in the fall as good news on inflation promoted greater optimism. (Remember that yields react inversely to investor sentimentNyields rise because prices are falling in reaction to bad news on inflation, and vice versa.) As the likelihood of a rate rise by the Fed escalated in 1996's fourth quarter and the first quarter of 1997, rates climbed again. After the Fed's rate hike in March, though, the bond market gradually regained its equilibrium in April, in the absence of clear evidence of accelerating inflation.

     Despite these frequent reversals, the bond markets closed the period virtually where they began a year earlier. The only exception was in the 90-day Treasury bill market. As the chart on the previous page shows, yields in the 90-day market, which generally track changes ininterest rates, actually declined late in the period despite the Fed's tightening. This unusual situation came from an imbalance of supply and demand. In recent months, the federal government has been paying down Treasury bills as a result of surging tax revenues. The decline in these bills' availability, at a time when demand for the securities continued to be strong, drove yields lower.

U.S. TREASURY MONEY FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/97                             6 Months        12 Months
--------------------------------------------------------------------------------
U.S. Treasury Money Fund                              2.36%            4.74%
Lipper U.S. Treasury Money Market Funds Average       2.33             4.71
--------------------------------------------------------------------------------
     Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.
================================================================================

     Your fund posted a strong gain for the six-month period ended May 31, 1997, relative to longer-term funds and to its peer group. The fund's yield declined modestly during that time, from 4.79% to 4.73%. Even so, its overall performance stayed ahead of the average U.S. Treasury money fund as measured by Lipper Analytical Services for both the 6- and 12-month periods.

     The fund's weighted average maturity (WAM) ended the period unchanged, at 65 days. Given the shift toward tightening by the Fed and the relatively high prices in the Treasury bill market, we tended to keep a somewhat shorter WAM than the average 100% U.S. Treasury money fund. We maintained the fund's yield by modestly "barbelling" the portfolio. That is, we kept the bulk of the portfolio in very short maturities to retain an overall defensive posture, but selectively added some one-year Treasury bills to the mix. The one-year bills have been less affected by the government's recent activity and, therefore, offer better yields.

U.S. TREASURY INTERMEDIATE FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/97                             6 Months        12 Months
--------------------------------------------------------------------------------
U.S. Treasury Intermediate Fund                       0.53%            6.48%
Lipper Average of Intermediate U.S. Treasury Funds    0.11             6.73
================================================================================

     Rising interest rates cut into your fund's performance for the six-month period, although steady dividend payments helped keep overall returns in the black and ahead of those for the average intermediate U.S. Treasury fund. Relatively consistent dividend payments also helped the fund achieve a solid 6.48% return for the 12-month period. This gain was pulled below the fund's peer group average by the prior six month's results, which were addressed in our last report.

     The temporary yield distortions caused by federal debt paydowns did not extend to the intermediate-term market during the period. Nonetheless, undulating interest rates required careful management of your fund's interest rate sensitivity. After raising the fund's duration earlier in the year when interest rates were falling, we trimmed it by 0.6 years, to 3.6 years, as rates rose again in March. (Duration measures a fund's price sensitivity to interest rate changes. A longer duration enhances a fund's price appreciation when interest rates fall, while a shorter duration helps limit losses when interest rates rise.) The fund's 3.6-year duration at the end of May meant that the fund's share price would rise or fall by 3.6% with each one-percentage-point decline or rise in interest rates.

     The duration shift proved appropriate as it helped the fund post better returns than its peers for the six-month period. However, shorter-duration bonds tend to have lower yields, and as a result the fund's current six-month dividend yield declined modestly from 6.23% to 6.16%. We continued to enhance the fund's income by maintaining a significant 15% stake in GNMA mortgage-backed securities. These government-backed instruments have virtually the same credit characteristics as Treasuries but provide a higher yield.

U.S. TREASURY LONG-TERM FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/97                             6 Months         12 Months
--------------------------------------------------------------------------------
U.S. Treasury Long-Term Fund                         -2.41%             7.97%
Lipper Average of General U.S. Treasury Funds        -1.16              6.77
================================================================================

     While continuing to offer relatively stable income per share, the total return for the U.S. Treasury Long-Term Fund fluctuated significantly over the past year as interest rates fell and then rose. The fund's income mitigated but did not totally offset a price decline during the last six months, resulting in a negative total return. As shown in the performance table, that decline was greater than the loss for the average general U.S. Treasury fund, as measured by Lipper Analytical Services. The fund nonetheless achieved a strong gain for the full year ended May 31 that outpaced the general Treasury fund average.

     Your fund's performance reflects its strategy, which provides a high level of income and credit protection but can result in pronounced reactions to interest rate changes. As mentioned, long-term interest rates fluctuated significantly over the past year, from 7.25% to 6.35% and back again. As interest rates fell in the first half of the year, this fund made significant gains. Rising rates in recent months, however, led directly to the fund's loss. We did not react to this interest rate environment by altering our strategy. At
23.5 years, the fund's weighted average maturity was kept toward the high end of its range; similarly, the fund's duration closed the period at 10.9 years. These long-term holdings had attractive income characteristics and helped us to maintain stable dividend payments despite the variability in rates.

     As with the intermediate fund, we attempted to supplement the fu nd's yield with a 14% position in mortgage-backed GNMA bonds, near the maximum allowable by prospectus. In the unfavorable interest rate environment of recent months, the yield advantage GNMAs typically offer over comparable Treasuries helped cushion the fund's principal loss. A third of the mortgage position was in collateralized mortgage obligations (CMOs). These structured securities offered a combination of good yield, low prepayment risk, and high interest rate sensitivity. These securities added to the dividend return of the fund and may provide price appreciation potential should economic growth begin to slow and interest rates subsequently recede.

     Under present economic conditions, interest rates on long-term Treasury bonds may continue to fluctuate between 6.0% and 7.5%. Investors with multiyear time horizons who are able to ride out these short-term changes, however, should benefit from the attractive long-term results the fund's yield advantage should ultimately produce.

OUTLOOK

     Some additional tightening of monetary policy remains a possibility this year as the Fed tries to dampen the economy's blistering pace. Credit markets may again be roiled by a higher federal funds rate, and market interest rates may edge up. But barring a serious miscalculation by the Federal Reserve, we believe prospects are good for a continuation of moderate inflation and a return to moderate growthNa favorable environment for debt markets over the long term.

Respectfully submitted,

/s/

Peter Van Dyke
President
June 19, 1997

================================================================================
Portfolio Highlights
Key statistics
                                                       11/30/96       5/31/97
--------------------------------------------------------------------------------
U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Price Per Share ..................................        $1.00    $     1.00
Dividends Per Share
    For 6 months .................................        0.023         0.023
    For 12 months ................................        0.047         0.046
Dividend Yield (7-Day Compound) * ................         4.79%         4.73%
Weighted Average Maturity (days) .................           65            65
Weighted Average Quality ** ......................   First Tier    First Tier
--------------------------------------------------------------------------------
U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Price Per Share $ ................................         5.25    $     5.12
Dividends Per Share
    For 6 months .................................         0.16          0.16
    For 12 months ................................         0.32          0.31
Dividend Yield *
    For 6 months .................................         6.23%         6.16%
    For 12 months ................................         6.29          6.29
Weighted Average Maturity (years) ................          4.9           4.6
Weighted Average Effective Duration (years) ......          3.9           3.6
Weighted Average Quality *** .....................          AAA           AAA
================================================================================
(continued on next page)

================================================================================
Portfolio Highlights
Key statistics
                                                       11/30/96       5/31/97
--------------------------------------------------------------------------------
U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Price Per Share $ ................................        10.75     $   10.17
Dividends Per Share
    For 6 months .................................         0.32          0.32
    For 12 months ................................         0.64          0.63
Dividend Yield *
    For 6 months .................................         6.29%         6.30%
    For 12 months ................................         6.26          6.40
Weighted Average Maturity (years) ................         24.0          23.5
Weighted Average Effective Duration (years) ......         11.1          10.9
Weighted Average Quality *** .....................          AAA          AAA
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
Note:Investments  in the U.S.  Treasury  funds are not insured or  guaranteed by the U.S. government.
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart for U.S. Treasury Money Fund shown here]

[SEC chart for U.S. Treasury Intermediate Fund shown here]

[SEC chart for U.S. Treasury Long-Term Fund shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 5/31/97         1 Year   5 Years   10 Years   Inception       Date
--------------------------------------------------------------------------------
U.S. Treasury Money Fund        4.74%     3.94%      5.21%       6.00%   6/28/82
U.S. Treasury Intermediate Fund 6.48      6.07          -        7.51    9/29/89
U.S. Treasury Long-Term Fund    7.97      7.44          -        8.18    9/29/89
--------------------------------------------------------------------------------
     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured or guaranteed by the U.S. government.
================================================================================

For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                               Year                                     3 Months*          Year
                                              Ended                                        Ended          Ended
                                            5/31/97        5/31/96        5/31/95        5/31/94        2/28/94        2/28/93
NET ASSET VALUE
Beginning of period ...............      $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Investment activities
    Net investment income .........           0.046          0.050          0.045          0.007          0.025          0.029
Distributions
    Net investment income .........          (0.046)        (0.050)        (0.045)        (0.007)        (0.025)        (0.029)
NET ASSET VALUE
End of period .....................      $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Ratios/Supplemental Data
Total return ......................            4.74%          5.08%          4.58%          0.73%          2.51%          2.97%
Ratio of expenses to
average net assets ................            0.56%          0.53%          0.56%          0.57%+         0.64%          0.65%
Ratio of net investment
income to average
net assets ........................            4.65%          4.93%          4.51%          2.87%+         2.48%          2.92%
Net assets, end of period
(in thousands) ....................      $  821,075     $  760,010     $  719,215     $  654,837     $  613,583     $  606,153
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                               Year                                     3 Months*          Year
                                              Ended                                        Ended          Ended
                                            5/31/97        5/31/96        5/31/95        5/31/94        2/28/94        2/28/93
NET ASSET VALUE
Beginning of period ...............      $     5.11     $     5.25     $     5.11     $     5.32     $     5.42     $     5.28
Investment activities
    Net investment income .........            0.31           0.33           0.31           0.08           0.29           0.32
    Net realized and
    unrealized gain (loss) ........            0.01          (0.14)          0.14          (0.19)         (0.09)          0.27
    Total from
    investment activities .........            0.32           0.19           0.45          (0.11)          0.20           0.59
Distributions
    Net investment income .........           (0.31)         (0.33)         (0.31)         (0.08)         (0.29)         (0.32)
    Net realized gain .............            --             --             --            (0.02)         (0.01)         (0.13)
    Total distributions ...........           (0.31)         (0.33)         (0.31)         (0.10)         (0.30)         (0.45)
NET ASSET VALUE
End of period .....................      $     5.12     $     5.11     $     5.25     $     5.11     $     5.32     $     5.42
Ratios/Supplemental Data
Total return ......................            6.48%          3.52%          9.29%         (2.16)%         3.80%         11.77%
Ratio of expenses to
average net assets ................            0.64%          0.65%          0.69%          0.70%+         0.79%          0.80%
Ratio of net investment
income to average
net assets ........................            6.11%          6.14%          6.19%          5.78%+         5.41%          5.98%
Portfolio turnover rate ...........            57.9%          40.7%          81.1%          45.5%+         20.2%          22.8%
Net assets, end of period
(in thousands) ....................      $  180,609     $  174,176     $  172,666     $  181,231     $  175,953     $  163,480
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
*   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                               Year                                     3 Months^          Year
                                              Ended                                        Ended          Ended
                                            5/31/97        5/31/96        5/31/95        5/31/94        2/28/94        2/28/93
NET ASSET VALUE
Beginning of period ...............      $    10.02     $    10.54     $     9.81     $    10.46     $    10.79     $    10.39
Investment activities
    Net investment income .........            0.63           0.65*          0.68*          0.17*          0.68*          0.70*
    Net realized and
    unrealized gain (loss) ........            0.15          (0.52)          0.73          (0.64)         (0.04)          0.68
    Total from
    investment activities .........            0.78           0.13           1.41          (0.47)          0.64           1.38
Distributions
    Net investment income .........           (0.63)         (0.65)         (0.68)         (0.17)         (0.68)         (0.70)
    Net realized gain .............              --             --             --          (0.01)         (0.29)         (0.28)
    Total distributions ...........           (0.63)         (0.65)         (0.68)         (0.18)         (0.97)         (0.98)
NET ASSET VALUE
End of period .....................      $    10.17     $    10.02     $    10.54     $     9.81     $    10.46     $    10.79
Ratios/Supplemental Data
Total return ......................            7.97%          1.02%*        15.24%*        (4.50)%*        5.89%*        14.11%*
Ratio of expenses to
average net assets ................            0.80%          0.80%*         0.80%*         0.80%*+        0.80%*         0.80%*
Ratio of net investment
income to average
net assets ........................            6.22%          6.05%*         7.05%*         6.75%*+        6.17%*         6.75%*
Portfolio turnover rate ...........            67.6%          60.1%          99.3%         246.9%+         59.4%         165.4%
Net assets, end of period
(in thousands) ....................      $   71,263     $   70,326     $   65,284     $   54,237     $   56,632     $   64,685
====================================================================================================================================

*   Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/97.
+   Annualized.
^   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

                                                              Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

U.S. GOVERNMENT OBLIGATIONS  97.5%
U.S. Treasury Obligations  97.5%
U.S. Treasury Bills
        4.00%, 6/5/97 ............................       $ 30,028       $ 30,015
        4.42%, 6/26/97 ...........................         75,000         74,770
        4.45%, 7/10/97 ...........................          2,304          2,293
        4.55%, 7/17/97 ...........................         25,000         24,858
        4.60%, 6/19 - 7/10/97 ....................          3,074          3,064
        4.61%, 7/10/97 ...........................         10,000          9,950
        4.70%, 6/19/97 ...........................          1,606          1,602
        4.72%, 6/26/97 ...........................         25,000         24,918
        4.905%, 6/5/97 ...........................         13,824         13,816
        4.96%, 6/12 - 7/24/97 ....................         23,120         23,067
        5.38%, 3/5/98 ............................          5,000          4,793
U.S. Treasury Notes
        5.125%, 4/30/98 ..........................         10,000          9,914
        5.50%, 7/31 - 9/30/97 ....................         95,000         95,020
        5.625%, 6/30/97 ..........................        105,000        105,058
        5.75%, 9/30/97 ...........................         25,000         25,025
        5.875%, 7/31/97 - 4/30/98 ................        181,000        181,169
        6.50%, 8/15/97 ...........................         80,000         80,181
        7.875%, 4/15/98 ..........................         10,000         10,147
        8.50%, 7/15/97 ...........................         20,500         20,576
        8.625%, 8/15/97 ..........................         40,000         40,258
        8.75%, 10/15/97 ..........................         20,000         20,232
Total U.S. Government Obligations (Cost ..........       $800,726)       800,726
Total Investments in Securities
97.5% of Net Assets (Cost $800,726) ..............                       800,726
Other Assets Less Liabilities ....................                        20,349
NET ASSETS .......................................                      $821,075

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    In thousands

Assets
Investments in securities, at value (Cost $800,726) .............       $800,726
Receivable for investment securities sold .......................         50,000
Other assets ....................................................         24,027
Total assets ....................................................        874,753
Liabilities
Payable for investment securities purchased .....................         50,392
Other liabilities ...............................................          3,286
Total liabilities ...............................................         53,678
NET ASSETS ......................................................       $821,075
Net Assets Consist of:
Accumulated net investment income -
net of distributions ............................................       $     81
Accumulated net realized gain/loss -
net of distributions ............................................            140
Paid-in-capital applicable to
820,933,186 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares
of the Corporation authorized ...................................        820,854
NET ASSETS ......................................................       $821,075
NET ASSET VALUE PER SHARE .......................................       $   1.00

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------
                                                              Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

U.S. GOVERNMENT OBLIGATIONS  80.4%
U.S. Treasury Obligations  80.4%
U.S. Treasury Notes
        5.75%, 8/15/03 ...........................       $  3,600       $  3,454
        5.875%, 1/31/99 - 2/15/04 ................          2,650          2,572
        6.25%, 8/31/00 - 2/15/03 .................         63,695         62,874
        6.375%, 1/15/00 - 8/15/02 ................         36,540         36,520
        6.50%, 8/31/01 ...........................          5,000          5,002
        6.625%, 4/30/02 ..........................          3,500          3,515
        6.75%, 4/30/00 ...........................          2,175          2,197
        7.25%, 5/15/04 ...........................          3,300          3,418
        7.50%, 11/15/01 ..........................         11,305         11,736
        7.75%, 11/30/99 ..........................          5,500          5,681
        7.875%, 8/15/01 ..........................          7,850          8,246
Total U.S. Government Obligations (Cost  $145,203)                       145,215
U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  15.0%
U.S. Government Guaranteed Obligations  15.0%
Government National Mortgage Assn.
    I
        6.50%, 8/15 - 10/15/02 ...................            341            340
        7.00%, 7/15 - 9/15/16 ....................          1,930          1,911
        7.50%, 2/15/16 - 11/15/17 ................          1,612          1,631
        8.00%, 2/15/08 - 10/15/25 ................          3,148          3,235
        8.50%, 8/15/04 - 4/15/23 .................          1,752          1,829
        9.00%, 5/15/16 - 11/15/25 ................            184            196
        9.50%, 12/15/24 - 5/15/25 ................          1,404          1,513
        10.00%, 8/15/19 ..........................            194            214
        10.50%, 2/15 - 11/15/14 ..................            352            388
        11.00%, 12/15/09 - 12/15/19 ..............          1,296          1,453
        11.50%, 3/15/10 - 11/15/18 ...............          2,599          2,955
        12.50%, 10/15/13 - 3/15/15 ...............            259            303

Government National Mortgage Assn
    II
        8.50%, 10/20/26 $ ........................          2,750       $  2,840
        9.00%, 10/20/16 - 2/20/27 ................            426            446
        9.50%, 1/20 - 11/20/25 ...................            394            421
        10.50%, 1/20/16 - 6/20/19 ................          1,021          1,115
    GPM, I, 11.00%, 9/15/10 ......................            186            205
    Midget, I
        6.00%, 12/15/08 - 3/15/11 ................            934            898
        7.50%, 10/15/07 - 12/15/10 ...............          2,025          2,059
        9.00%, 5/15/01 - 10/15/05 ................          1,876          1,957
        9.50%, 1/15/98 - 12/15/05 ................            550            573
        10.00%, 11/15/00 - 9/15/05 ...............            247            261
        10.50%, 11/15/97 - 9/15/04 ...............             58             63
        11.00%, 8/15/00 ..........................             26             28
        11.50%, 4/15/98 - 7/15/00 ................            143            152
    Midget, II
        11.00%, 9/20/99 ..........................              9              9
        11.50%, 12/20/98 - 10/20/00 ..............             20             21
Total U.S. Government Mortgage-Backed Securities (Cost  $26,857)          27,016
REPURCHASE AGREEMENTS^  3.3%
Investments in Repurchase Agreements through a Joint Account
         5.35%, 6/2/97 ...........................          5,998          5,998
Total Repurchase Agreements (Cost ................       $  5,998)         5,998
Total Investments in Securities
98.7% of Net Assets (Cost ........................       $178,058)      $178,229
Other Assets Less Liabilities ....................                         2,380
NET ASSETS .......................................                      $180,609
Net Assets Consist of:
Accumulated net investment income -
net of distributions .............................                     $   (917)
Accumulated net realized gain/loss -
net of distributions .............................                       (1,309)
Net unrealized gain (loss) .......................                           171
Paid-in-capital applicable to 35,253,283
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares
of the Corporation authorized ....................                       182,664
NET ASSETS .......................................                      $180,609
NET ASSET VALUE PER SHARE ........................                      $   5.12

^    Fully collateralized by U.S. government securities
GPM  Graduated Payment Mortgage

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------

                                                                       Par Value
--------------------------------------------------------------------------------
                                                                    In thousands

U.S. GOVERNMENT OBLIGATIONS  85.0%
U.S. Treasury Obligations  85.0%
U.S. Treasury Bonds
        6.25%, 8/15/23 ...........................       $ 17,000       $ 15,483
        6.625%, 2/15/27 ..........................          1,500          1,445
        6.875%, 8/15/25 ..........................          2,800          2,765
        7.125%, 2/15/23 ..........................         17,000         17,239
        7.50%, 11/15/24 ..........................         11,000         11,686
        7.625%, 2/15/25 ..........................          6,500          7,007
        9.25%, 2/15/16 ...........................          4,000          4,943
Total U.S. Government Obligations (Cost ..........       $ 59,077)        60,568
U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  13.8%
U.S. Government Guaranteed Obligations  13.8%
Government National Mortgage Assn.
    I
    6.50%, 12/15/23 ..............................              416          398
    8.00%, 10/15/16 - 3/15/17 ....................              279          288
    8.50%, 5/15 - 6/15/26 ........................            1,834        1,904
    9.00%, 7/15/16 - 5/15/21 .....................              890          951
    9.50%, 8/15/09 ...............................               62           67
    10.00%, 12/15/17 - 8/15/19 ...................              453          499
    10.50%, 5/15/13 - 7/15/19 ....................              374          413
    11.50%, 10/15/10 - 8/15/15 ...................              216          246
Midget, I, 10.50%, 1/15/98 .......................                1            1
REMIC
    6.50%, 10/16/24 ..............................            2,000        1,784
    7.00%, 5/16/24 ...............................            2,000        1,870
    Interest Only, 8.00%, 6/16/23** ..............            1,025          185
TBA, Project Loan, I, 7.65%, 6/1/32 ..............            1,200        1,210
Total U.S. Government Mortgage-Backed
Securities (Cost  $9,666) ........................                         9,816

REPURCHASE AGREEMENTS^  1.4%
Investments in Repurchase Agreements
through a Joint Account
        5.35%, 6/2/97 ............................          1,024          1,024
Total Repurchase Agreements (Cost ................       $  1,024)         1,024
Total Investments in Securities
100.2% of Net Assets (Cost .......................       $ 69,767)      $ 71,408
Other Assets Less Liabilities ....................                         (145)
NET ASSETS .......................................                      $ 71,263
Net Assets Consist of:
Accumulated net investment income -
net of distributions .............................                      $     12
Accumulated net realized gain/loss -
net of distributions .............................                         (805)
Net unrealized gain (loss) .......................                         1,641
Paid-in-capital applicable to 7,004,921
shares of $0.01 par value capital
stock outstanding; 1,000,000,000 shares
of the Corporation authorized ....................                        70,415
NET ASSETS .......................................                      $ 71,263
NET ASSET VALUE PER SHARE ........................                      $  10.17

** For Interest Only securities, par represents notional principal, on which the fund receives interest
^    Fully collateralized by U.S. government securities
REMIC Real Estate Mortgage Investment Conduit
TBA To be announced security purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $1,212,000 at 5/31/97.

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands
--------------------------------------------------------------------------------

                                          Money   Intermediate      Long-Term
                                           Fund           Fund           Fund
--------------------------------------------------------------------------------
                                           Year           Year           Year
                                          Ended          Ended          Ended
                                        5/31/97        5/31/97        5/31/97
--------------------------------------------------------------------------------
Investment Income
Interest income .................    $   41,034     $   12,384     $    5,096
Expenses
    Investment management .......         2,585            694            276
    Shareholder servicing .......         1,565            298            151
    Custody and accounting ......           123            109             89
    Prospectus and shareholder report        69             21             10
    Registration ................            59             27             27
    Legal and audit .............            15             14             14
    Directors ...................             9              6              9
    Miscellaneous ...............             9              5              5
    Total expenses ..............         4,434          1,174            581
Net investment income ...........        36,600         11,210          4,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securitie        16           (129)          (130)
Change in net unrealized gain or loss
    on securities ...............            --            187          1,424
Net realized and unrealized gain (los        16             58          1,294
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........    $   36,616     $   11,268     $    5,809

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                    In thousands

                                                          Year
                                                         Ended
                                                       5/31/97           5/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ....................     $    36,600      $    36,792
    Net realized gain (loss) .................              16               66
    Change in net unrealized gain or loss ....            --                 61
    Increase (decrease) in net assets
    from operations ..........................          36,616           36,919
Distributions to shareholders
    Net investment income ....................         (36,600)         (36,792)
Capital share transactions *
    Shares sold ..............................       2,298,880        1,183,840
    Distributions reinvested .................          35,238           35,150
    Shares redeemed ..........................      (2,273,069)      (1,178,322)
    Increase (decrease) in net
    assets from capital
    share transactions .......................          61,049           40,668
Net Assets
Increase (decrease) during period ............          61,065           40,795
Beginning of period ..........................         760,010          719,215
End of period ................................     $   821,075      $   760,010
*Share information
    Shares sold ..............................       2,298,880        1,183,840
    Distributions reinvested .................          35,238           35,150
    Shares redeemed ..........................      (2,273,069)      (1,178,322)
    Increase (decrease) in
    shares outstanding .......................          61,049           40,668

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                    In thousands

                                                    Year
                                                   Ended
                                                 5/31/97      5/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ..................   $  11,210    $  10,871
    Net realized gain (loss) ...............        (129)         (14)
    Change in net unrealized gain or loss ..         187       (4,800)
    Increase (decrease) in net assets
    from operations ........................      11,268        6,057
Distributions to shareholders
    Net investment income ..................     (11,195)     (10,871)
    Tax return of capital ..................         (15)          --
    Decrease in net assets from
    distributions ..........................     (11,210)     (10,871)
Capital share transactions *
    Shares sold ............................      89,735       56,067
    Distributions reinvested ...............       8,985        9,045
    Shares redeemed ........................     (92,345)     (58,788)
    Increase (decrease) in net assets
    from capital share transactions ........       6,375        6,324
Net Assets
Increase (decrease) during period ..........       6,433        1,510
Beginning of period ........................     174,176      172,666
End of period ..............................    $180,609     $174,176
*Share information
    Shares sold ............................      17,454       10,638
    Distributions reinvested ...............       1,746        1,718
    Shares redeemed ........................     (18,022)     (11,161)
    Increase (decrease) in
    shares outstanding .....................       1,178        1,195

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands


                                                               Year
                                                              Ended
                                                            5/31/97     5/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ..............................   $  4,515    $  3,995
    Net realized gain (loss) ...........................       (130)      1,166
    Change in net unrealized gain or loss ..............      1,424      (5,395)
    Increase (decrease) in net assets from operations ..      5,809        (234)
Distributions to shareholders
    Net investment income ..............................     (4,515)     (3,995)
Capital share transactions *
    Shares sold ........................................     28,170      54,802
    Distributions reinvested ...........................      3,826       3,312
    Shares redeemed ....................................    (32,353)    (48,843)
    Increase (decrease) in net assets from capital
    share transactions .................................       (357)      9,271
Net Assets
Increase (decrease) during period ......................        937       5,042
Beginning of period ....................................     70,326      65,284
End of period ..........................................   $ 71,263    $ 70,326
*Share information
    Shares sold ........................................      2,775       5,095
    Distributions reinvested ...........................        375         312
    Shares redeemed ....................................     (3,160)     (4,589)
    Increase (decrease) in shares outstanding ..........        (10)        818

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

     VALUATION Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     REPURCHASE AGREEMENTS The Intermediate and Long-Term Funds, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy each fund's criteria as to quality, yield, and liquidity and are fully collaterallized by U.S. government securities. Collateral is in the possession of each fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, each fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of agreement.

     OTHER  Purchases  and  sales  of  U.S.  government  securities,   excluding
short-term securities, for the year ended May 31, 1997, were as follows:

================================================================================
                                             Intermediate           Long-Term
                                                     Fund                Fund
--------------------------------------------------------------------------------
U.S. government securities
     Purchases                               $111,367,000         $49,545,000
     Sales                                    101,489,000          47,439,000
================================================================================

NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Intermediate Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,309,000, of which $7,000 expires in 2003, and $1,302,000 in 2004. Capital loss carryforwards utilized by Intermediate Fund in 1997 amounted to $149,000. The Long-Term Fund has unused realized capital loss carryforwards for federal income tax purposes of $591,000, of which $162,000 expires in 2003, and $429,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Intermediate Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net investment income                                $(1,182,000)
Undistributed net realized gain                                      1,330,000
Paid-in-capital                                                       (148,000)
================================================================================

     At May 31, 1997, the aggregate cost of investments for the Money, Intermediate, and Long-Term Funds for federal income tax and financial reporting purposes was $800,726,000, $178,058,000, and $69,767,000, respectively. For the
Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

================================================================================
                                            Intermediate             Long-Term
                                                    Fund                  Fund
--------------------------------------------------------------------------------
Appreciated investments                      $ 1,366,000           $ 2,077,000
Depreciated investments                       (1,195,000)             (436,000)
Net unrealized gain (loss)                     $ 171,000           $ 1,641,000
================================================================================

NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $225,000, $57,000, and $23,000 were payable at May 31, 1997 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1997, which would cause the Long-Term Fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 1999, the Long-Term Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $22,000 of unaccrued management fees from the prior period remain subject to reimbursement through May 31, 1999.

     In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $1,390,000, $300,000, and $178,000, respectively, for the year ended May 31, 1997, of which $115,000, $27,000 and $18,000, respectively, were payable at period-end.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price U.S. Treasury Funds, Inc.

     In our opinion, the accompanying statements of net assets (for U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund) and the accompanying statement of assets and liabilities, including the portfolio of investments (for U.S. Treasury Money Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund (constituting T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the "Funds") at May 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 1997 and the financial highlights for each of the three years in the period ended May 31, 1997 for U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund and for each of the fiscal periods presented for U.S. Treasury Money Fund, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of U.S. Treasury
Intermediate Fund and U.S. Treasury Long-Term Fund for the fiscal periods presented prior to the year ended May 31, 1995 were audited by other independent accountants whose report dated June 17, 1994 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives

BY PHONE 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON  Available in T. Rowe Price Investor Centers.

Account Services

CHECKING  Available on most fixed income funds ($500 minimum).

AUTOMATIC INVESTING  From your bank account or paycheck.

AUTOMATIC WITHDRAWAL  Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES  Including Tele*Access [Registration Mark] and
T. Rowe Price OnLine.

Discount Brokerage*

INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

COMBINED STATEMENT  Overview of your T. Rowe Price accounts.

SHAREHOLDER REPORTS  Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE  UPDATE  Quarterly  review of all T. Rowe  Price  fund results.

INSIGHTS   Educational   reports  on  investment   strategies  and
  financial markets.

INVESTMENT GUIDES  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price U.S. Treasury Finds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.     C07-050 5/31/97